UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

February 25, 2021

Date of Report (date of earliest event reported)

Mahwah Bergen Retail Group, Inc.

(Exact name of Registrant as specified in its charter)

Delaware	001-39300	30-0641353
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

933 MacArthur Boulevard

Mahwah, New Jersey 07430

(Address of principal executive offices, including zip code)

(551) 777-6700

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.03	Bankruptcy or Receivership.

As previously disclosed, on July 23, 2020, Mahwah Bergen Retail Group, Inc. (f/k/a Ascena Retail Group, Inc.) (the “Company”) and certain of its subsidiaries (together with the Company, the “Debtors”) filed voluntary petitions (the “Chapter 11 Cases”) under chapter 11 of title 11 of the United States Code (the “Bankruptcy Code”) in the United States Bankruptcy Court for the Eastern District of Virginia (the “Bankruptcy Court”).

Confirmation of the Plan of Reorganization

On February 25, 2021, the Bankruptcy Court entered an order (the “Confirmation Order”) confirming the Amended Joint Chapter 11 Plan (Technical Modifications) of Mahwah Bergen Retail Group, Inc. (f/k/a Ascena Retail Group, Inc.) and Its Debtor Affiliates (the “Plan of Reorganization”). A copy of the Plan of Reorganization, as confirmed by the Bankruptcy Court, and the Confirmation Order are attached hereto as Exhibits 2.1 and 99.1, respectively, and are incorporated herein by reference.

The effective date of the Plan of Reorganization (the “Effective Date”) will occur as soon as all conditions precedent to the Plan of Reorganization have been satisfied. The Effective Date is currently expected to occur in March 2021; however, the Company can make no assurances as to when, or ultimately if, the Plan of Reorganization will become effective. It is also possible that amendments could be made to the Plan of Reorganization prior to the Effective Date in accordance with the Plan of Reorganization and applicable law.

Summary of the Plan of Reorganization

The following is a summary of the material terms of the Plan of Reorganization, as confirmed by the Bankruptcy Court. This summary is qualified in its entirety by reference to the Plan of Reorganization. Capitalized terms used but not defined herein shall have the meanings set forth in the Plan of Reorganization.

•	Other than the Administrative Claims, DIP ABL Claims, DIP Term Facility Claims, Professional Fee Claims and Priority Tax Claims, the Claims and Interests in the Debtors have been classified into eight classes, the treatment of which is set forth in Article III of the Plan of Reorganization. In particular, on the Effective Date, all of the Debtors’ Interests (Class 8), including the Company’s common stock, will be canceled, released and extinguished without any distribution.

•	On and after the Effective Date, the Debtors shall continue in existence as the Reorganized Debtors for the limited purposes set forth in the Plan of Reorganization, which include winding down the Estates and liquidating any remaining assets, resolving Disputed Claims, paying Allowed Claims as provided thereunder, and otherwise administering the Plan of Reorganization.

•	As of the Effective Date, the Plan Administrator or a representative thereof shall act as the sole manager and officer, as applicable, of the Reorganized Debtors. The powers of the Plan Administrator include any and all powers and authority to implement the Plan of Reorganization and to make distributions thereunder and wind down the businesses and affairs of the Reorganized Debtors.

•	All indemnification provisions in place as of the Effective Date (whether in the bylaws, certificates of incorporation or formation, limited liability company agreements, other organizational documents, board resolutions, indemnification agreements, employment contracts or otherwise) for current and former directors, officers, managers, employees, attorneys, accountants, investment bankers and other professionals of the Debtors, as applicable, shall be reinstated and remain intact, irrevocable and shall survive the Effective Date on terms no less favorable to such current and former directors, officers, managers, employees, attorneys, accountants, investment bankers and other professionals of the Debtors than the indemnification provisions in place prior to the Effective Date.

Treatment of the Company’s Common Stock

As of February 25, 2021, there were 10,090,162 shares of the Company’s common stock issued and outstanding. Pursuant to the Plan of Reorganization, all shares of the Company’s common stock outstanding immediately before the Effective Date will be canceled, released and extinguished without any distribution, and no shares will be reserved for future issuance in respect of claims and interests filed and allowed under the Plan of Reorganization.

The Plan of Reorganization, as confirmed by the Bankruptcy Court, provides that the holders of the Company’s common stock will not receive any distribution on account of their equity interests. The Company’s common stock may continue to be quoted on the OTC Markets Group Inc.’s Pink Open Market (the “OTC Pink Market”), but under the terms of the Plan of Reorganization, the Company’s common stock has no underlying asset value and the Company’s stockholders should not view the trading activity of the common stock on the OTC Pink Market or any other market or trading platform as indicating that there is any prospect that the Company’s stockholders might realize any value from their common stock on the Effective Date pursuant to the Plan of Reorganization.

Assets and Liabilities

Information regarding the assets and liabilities of the Company as of the most recent practicable date is hereby incorporated by reference to the Company’s Quarterly Report on Form 10-Q for the quarter ended October 31, 2020 (the “Form 10-Q”), filed with the Securities and Exchange Commission (the “SEC”) on March 3, 2021. As set forth in the Form 10-Q, as of October 31, 2020, the Company had total assets of $2,141.9 million and total liabilities of $3,059.1 million (including $2,097.6 million of liabilities subject to compromise). On December 23, 2020, pursuant to the “363 Sale” described in the Company’s Current Report on Form 8-K filed with the SEC on December 23, 2020, the Company sold substantially all of its remaining operating assets. The Company currently has no revenue-producing operations and its sole operations consist of expenses associated with the completion of the Chapter 11 Cases and the winding down the Company’s operations after the end of the Chapter 11 Cases.

Additional Information on the Chapter 11 Cases

Court filings and information about the Chapter 11 Cases can be found at a website maintained by the Debtors’ claim agent, Prime Clerk, at https://cases.primeclerk.com/ascena/.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
2.1	Plan of Reorganization.

99.1	Confirmation Order.

104	Cover Page Interactive Data File. The cover page XBRL tags are embedded within the inline XBRL document (contained in Exhibit 101).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Mahwah Bergen Retail Group, Inc.

(Registrant)

Date: March 3, 2021

By:	/s/ Carrie Teffner
Carrie Teffner
President and Interim Executive Chair of the Board